UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 7, 2008
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
EX-23.1
EX-99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Amendment No. 1 to the Form 8-K filed by PDF Solutions, Inc. (“PDF” or the “Company”) on October 14, 2008 (File No. 000-31311) (the “Original 8-K”) is being filed to amend and supplement the Original 8-K and to provide certain financial information not included in the Original 8-K as permitted under Item 9.01(4) of Form 8-K. The Original 8-K was filed pursuant to Item 2.01 of Form 8-K to report the Company’s completion of its purchase (the “Sale Transaction”) of substantially all the assets of Triant Technologies (2005), Inc. (“Triant”), a Fault Detection and Classification software and services provider, based in Vancouver, BC, Canada. The information previously reported in the Original 8-K, including a copy of the asset purchase agreement entered into by the parties in connection with the Sale Transaction that was attached to the Original 8-K as Exhibit 1.01, is incorporated by reference herein.
     This amendment to the Original 8-K includes the following financial statements and pro forma financial information required under Item 9.01 of 8-K: (1) audited financial statements of Triant Holdings, Inc. for the year ended December 31, 2007 and unaudited financial statements of Triant Holdings, Inc. for the six month period ended June 30, 2008 and (2) unaudited condensed pro forma financial statements of the Company and Triant Holdings, Inc.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Financial Statements of Business Acquired
     Audited financial statements of Triant Holdings, Inc. for the year ended December 31, 2007 and unaudited financial statements of Triant Holdings, Inc. for the six months ended June 30, 2008 as required by this Item 9.01 (a) are attached as Exhibit 99.1 hereto and incorporated into this Item 9.01(a) by reference.
     (b) Pro Forma Financial Information
     Unaudited Pro Forma Condensed Combined Financial Statements of PDF and Triant Holdings, Inc. as required by this Item 9.01(b) are attached as Exhibit 99.2 hereto and incorporated into this Item 9.01(b) by reference.
     (c) Exhibits

Exhibit
No.	Description

23.1	Consent of KPMG LLP

99.1	Audited financial statements of Triant Holdings, Inc. for the twelve months ended December 31, 2007 and unaudited financial statements of Triant Holdings, Inc. the six months ended June 30, 2008

99.2	The unaudited pro forma condensed combined balance sheet of PDF Solutions Inc. and Triant Holdings, Inc. as of June 30, 2008. The unaudited pro forma condensed combined statements of operations of PDF Solutions Inc. and Triant Holdings, Inc. for the twelve months ended December 31, 2007 and the six months ended June 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
By:	/s/ Keith A. Jones
Keith A. Jones
Vice President, Finance and Chief Financial Officer

Dated: November 7, 2008

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